INCOME TAXES (Details 1) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets:
Net operating loss carry forwards	$ 537,032	$ 265,673
Total deferred tax asset	537,032	265,673
Valuation allowance	(537,032)	(265,673)
Net deferred tax assets	$ 0	$ 0